WAIVER NO. 2 AND AMENDMENT NO. 1


          WAIVER NO. 2 AND AMENDMENT NO. 1 (this "WAIVER AND AMENDMENT"), dated as of March 14, 2008, to the AMENDED AND RESTATED CREDIT AGREEMENT (the "CREDIT AGREEMENT"; capitalized terms used but not defined herein shall have the respective meanings set forth in the Credit Agreement), dated as of September 21, 2005, amended and restated as of May 3, 2006, by and among PERKINS & MARIE CALLENDER'S INC. f/k/a THE RESTAURANT COMPANY, a Delaware corporation (the "BORROWER"), PERKINS & MARIE CALLENDER'S HOLDING INC. f/k/a THE RESTAURANT HOLDING CORPORATION ("HOLDINGS"), the Guarantors identified therein, the Lenders identified therein and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent, BNP PARIBAS as Syndication Agent and WELLS FARGO FOOTHILL, INC., as Documentation Agent.

                              W I T N E S S E T H :
                               - - - - - - - - - -

          WHEREAS, the Borrower requests a waiver from the Lenders from the requirements of Section 10.1 of the Credit Agreement requiring that Borrower and its Subsidiaries not permit the Consolidated Leverage Ratio be greater than 5.25 to 1.00 for the fiscal quarter ended December 31, 2007;

          WHEREAS, the Borrower and the Lenders desire to agree to certain other amendments and waivers to the Credit Agreement, upon and subject to the terms and conditions thereof; and

          WHEREAS, pursuant to Section 14.2 of this Credit Agreement the Required Lenders desire to enter into this Waiver and Amendment.

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1   WAIVER.

          As of the Effective Date (as defined below) and subject to the satisfaction of the conditions set forth in Section 4 hereof, the Required Lenders hereby waive any Default or Event of Default arising from the failure of the Borrower and its Subsidiaries to comply with Section 10.1 of the Credit Agreement for the fiscal quarter ended December 31, 2007.

SECTION 2   AMENDMENTS.

          As of the Effective Date (as defined below) and subject to the satisfaction of the conditions set forth in Section 4 hereof, the Borrower and the Required Lenders hereby amend the Credit Agreement as follows:

     (a) AMENDMENTS TO SECTION 1.1. DEFINITIONS.

          The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended by:

          (i) deleting the first paragraph and accompanying table of the definition and

          (ii) replacing it with the following:

          "APPLICABLE MARGIN" means (i) with respect to the Term Loans, (x) 5.25% for LIBOR Rate Loans and (y) 4.25% for Base Rate Loans and (ii) with respect to Revolving Credit Loans, the corresponding percentages per annum as set forth below based on the Consolidated Leverage Ratio:


---------------------------------------------------------------------------------------------------
                                                                        LIBOR            BASE
PRICING LEVEL   CONSOLIDATED LEVERAGE RATIO         COMMITMENT FEE      SPREAD       RATE SPREAD
--------------- ----------------------------------- --------------- --------------- ---------------
      I         Less than or equal to 4.00 to 1.00        0.50%            4.25%          3.25%
--------------- ----------------------------------- --------------- --------------- ---------------
      II        Greater than 4.00 to 1.00, but            0.50%            4.75%          3.75%
                less than or equal to 4.50 to 1.00
--------------- ----------------------------------- --------------- --------------- ---------------
     III        Greater than 4.50 to 1.00                 0.50%            5.25%          4.25%
--------------- ----------------------------------- --------------- --------------- ---------------


          The definition of "LIBOR Rate" in Section 1.1 of the Credit Agreement is hereby amended by adding the following immediately after the table to the definition: "; PROVIDED that in no case may the LIBOR Rate be less than 3.25%."

          The definition of "Permitted Acquisition" in Section 1.1 of the Credit Agreement is hereby amended by: (i) deleting the word "and" immediately preceding the letter "(l)", (ii) replacing the period at the end of clause (l) with "; and" and (iii) inserting immediately following clause (l) the following:
"(m) no later than five (5) Business Days prior to the proposed closing date of such acquisition, the Borrower shall have delivered to the Administrative Agent and the Lenders an Officer's Compliance Certificate for the most recent fiscal quarter end preceding such acquisition demonstrating, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders, that on a pro forma basis (as of the date of the acquisition and after giving effect thereto, and to any Extensions of Credit made or to be made in connection therewith, as if such acquisition and Extension of Credit had occurred on the first day of the applicable four-quarter period) the requirement that the Consolidated Leverage Ratio would be less than 4.50 to 1.00."

     (b) AMENDMENTS TO SECTION 4.4(B)(ii). PREPAYMENTS OF TERM LOAN. MANDATORY PREPAYMENTS. EQUITY ISSUANCES.

          Section 4.4(b)(ii) of the Credit Agreement is hereby amended by amending and restating the proviso to Section 4.4(b)(ii) in its entirety to read "PROVIDED; that so long as no Event of Default has occurred and is continuing, no prepayments shall be required from the Net Cash Proceeds from Equity Issuances that is an IPO the proceeds of which are used to redeem Senior Notes in an aggregate amount not to exceed 35% of the original principal amount of the Senior Notes."

     (c) AMENDMENTS TO SECTION 8.1. FINANCIAL STATEMENTS AND PROJECTIONS.

          Section 8.1 of the Credit Agreement is hereby amended as follows:

          (i) by amending Section 8.1(c) as follows: (a) by deleting the words "on a quarterly basis, the following: a quarterly operating and capital budget" and replacing them with "on a four-week accounting period basis, a four-week operating and capital budget"; and (b) adding the following at the end of
Section 8.1(c): "Each such business plan will include actual and budgeted same store sales figures for each restaurant concept with detailed component figures relating to traffic and price/mix and average unit volume and average check as to each restaurant concept for such period then ended and that portion of the Fiscal Year then ended."

          (ii) by adding immediately following Section 8.1(c) the following:

          "(d) MONTHLY FINANCIAL STATEMENTS. As soon as practicable and in any event within thirty (30) days after the end of each four-week accounting period of each Fiscal Year (other than the last four-week accounting period of any Fiscal Quarter), an unaudited combined balance sheet of the Borrower and its Subsidiaries as of the close of such period and an unaudited combined operating statement summary and combined statements of direct cash flow for such period and that portion of the Fiscal Year then ended, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the corresponding period and portion of the Fiscal Year in the preceding Fiscal Year and prepared by the Borrower in accordance with GAAP (except as it relates to the presentation and format of financial statements), and showing a reasonably detailed comparison to the budgeted amounts previously provided to Lenders. Such reasonably detailed comparison will include actual and budgeted same store sales figures for each restaurant concept with detailed component figures relating to traffic and price/mix and average unit volume and average check as to each restaurant concept for such period then ended and that portion of the Fiscal Year then ended."

          The reference in Section 7.1(o) to Section 8.1(a) and (c) shall be deemed also a reference to Section 8.1(d).

     (d) AMENDMENT TO SECTION 9.3 INSURANCE.

                  Section 9.3 of the Credit Agreement is hereby amended by adding the following to the end thereof: "As of the Effective Date, no portion of any Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards. If any portion of any Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (or any amendment or successor Act thereto), then the Loan Parties shall (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to such Act and (ii) promptly deliver to the Administrative Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent."

     (e) AMENDMENTS TO SECTION 10.1. LEVERAGE RATIO

          Section 10.1 of the Credit Agreement is hereby amended by deleting the last six rows from the table to Section 10.1 and replacing them with the following:


         ---------------------------------------------------- ---------------------------
          Q1 Fiscal Year 2008 - Q3 Fiscal Year 2008              6.50 to 1.00
         ---------------------------------------------------- ---------------------------
          Q4 Fiscal Year 2008 - Q3 Fiscal Year 2010              6.00 to 1.00
         ---------------------------------------------------- ---------------------------
          Q4 Fiscal Year 2010 - Q3 Fiscal Year 2011              5.75 to 1.00
         ---------------------------------------------------- ---------------------------
          Q4 Fiscal Year 2011 - Q3 Fiscal Year 2012              5.50 to 1.00
         ---------------------------------------------------- ---------------------------
          Q4 Fiscal Year 2012 and thereafter                     5.25 to 1.00
         ---------------------------------------------------- ---------------------------



     (f) AMENDMENTS TO SECTION 10.2. FIXED CHARGE COVERAGE RATIO.

          Section 10.2 of the Credit Agreement is hereby amended by deleting the table to Section 10.2 and replacing it with the following:


         --------------------------------------------------- -----------------------------
                        PERIOD                                     MINIMUM RATIO
         --------------------------------------------------- -----------------------------
          Q1 Fiscal Year 2008 - Q3 Fiscal Year 2008               0.95 to 1.00
         --------------------------------------------------- -----------------------------
          Q4 Fiscal Year 2008 and thereafter                      1.00 to 1.00
         --------------------------------------------------- -----------------------------


     (g) AMENDMENTS TO SECTION 10.3. MAXIMUM CAPITAL EXPENDITURES.

          Section 10.3 of the Credit Agreement is hereby amended:

          (i) by deleting the last six rows from the table to Section 10.3 and replacing them with the following:


         --------------------------------------------------- -----------------------------
         Fiscal Year 2008                                        $19.0 million
         --------------------------------------------------- -----------------------------
         Fiscal Year 2009                                        $24.0 million
         --------------------------------------------------- -----------------------------
         Fiscal Year 2010                                        $32.0 million
         --------------------------------------------------- -----------------------------
         Fiscal Year 2011                                        $34.0 million
         --------------------------------------------------- -----------------------------
         Fiscal Year 2012                                        $35.0 million
         --------------------------------------------------- -----------------------------
         Fiscal Year 2013                                        $15.0 million
         --------------------------------------------------- -----------------------------


          and (ii) by inserting the following immediately preceding the period at the end of Section 10.3 with the following: "except that no carryover amount from Fiscal Year 2007 may be applied during Fiscal Year 2008 or any subsequent Fiscal Years".

     (h) AMENDMENTS TO SECTION 11.1. LIMITATIONS ON INDEBTEDNESS.

          (i) Section 11.1(h) of the Credit Agreement is hereby amended by deleting the amount "$10,000,000" and replacing it with "$1,000,000".

          (ii) Section 11.1(k) of the Credit Agreement is hereby amended by deleting the amount "$5,000,000" and replacing it with "$1,000,000".

          (iii) Section 11.1(m) of the Credit Agreement is hereby amended by amending and restating such clause in its entirety to read "additional unsecured Indebtedness of Borrower or any of its Guarantors not otherwise permitted pursuant to this Section in an aggregate amount outstanding not to exceed $5,000,000; and".

     (i) AMENDMENTS TO SECTION 11.3. LIMITATIONS ON LOANS, ADVANCES, INVESTMENTS AND ACQUISITIONS.

          (i) Section 11.3(i) of the Credit Agreement is hereby amended by deleting the following immediately preceding the period at the end of Section 11.3(i): "$5,000,000 for all such acquisitions, Guaranty Obligations or investments pursuant to this SECTION 11.3(i)" and replacing it with "$3,000,000 for all such acquisitions, Guaranty Obligations or investments pursuant to clause (A) of this SECTION 11.3(i) and $1,000,000 for all such acquisitions, Guaranty Obligations or investments pursuant to clauses (B) and (C) of this
SECTION 11.3(i)".

          (ii) Section 11.3(l) of the Credit Agreement is hereby amended by deleting the amount "$10,000,000" and replacing it with "$2,000,000".

     (j) AMENDMENTS TO SECTION 11.6. LIMITATIONS ON DIVIDENDS AND DISTRIBUTIONS.

          (i) Section 11.6(c) of the Credit Agreement is hereby amended by amending and restating such subsection in its entirety to read: "so long as no Event of Default exists, the Borrower may (i) make payments of management fees in the amounts and at the rates specified in the Management Agreement; PROVIDED that before and after giving effect thereto, (A) the Consolidated Leverage Ratio shall be less than 5.00 to 1.00, (B) calculating the Consolidated Fixed Charges to include such payment (notwithstanding the definition thereof), the Borrower shall be in compliance with the Fixed Charge Coverage Ratio under Section 10.2 and (C) in no case may payments pursuant to the Management Agreement exceed in the aggregate $895,000 during any Fiscal Quarter; and (ii) reimburse expenses of Castle Harlan, Inc. and its affiliates in accordance with the Management Agreement, so long as the aggregate amount of reimbursement payments in any Fiscal Year does not exceed $400,000;".

          (ii) Section 11.6(f) of the Credit Agreement is hereby amended by adding the following immediately preceding the semicolon at the end of Section 11.6(f): "; PROVIDED, FURTHER, that before and after giving effect thereto, (i) the Consolidated Leverage Ratio shall be less than 4.75 to 1.00, (ii) the Borrower shall be in compliance with the Fixed Charge Coverage Ratio under
Section 10.2 and (iii) in no case may the Borrower make such payments unless the unused Commitments under the Revolving Credit Facility would be no less than $10,000,000".

          (iii) Section 11.6(g) of the Credit Agreement is hereby amended by adding the following immediately preceding the period at the end of Section 11.6(g): "; PROVIDED, FURTHER, that before and after giving effect to any payment pursuant to this Section (including any carryover amount from the previous fiscal year) except with respect to up to $1,000,000 in the aggregate that the Borrower may use to repurchase equity units of the Borrower, Holdings or any di-rect or indirect parent of Holdings from any former employee of Holdings or any of its Subsidiaries, the Consolidated Leverage Ratio shall be less than 5.00 to 1.00".

     (k) AMENDMENTS TO SECTION 11.8. TRANSACTIONS WITH AFFILIATES.

          Section 11.8(v) of the Credit Agreement is hereby amended by amending and restating such subsection in its entirety to read: "so long as no Event of Default exists, (i) the payments of management fees to Castle Harlan, Inc. in the amounts and at the rates specified in the Management Agreement; PROVIDED that before and after giving effect thereto, (A) the Consolidated Leverage Ratio shall be less than 5.00 to 1.00, (B) calculating the Consolidated Fixed Charges to include such payment (notwithstanding the definition thereof), the Borrower shall be in compliance with the Fixed Charge Coverage Ratio under SECTION 10.2 and (C) in no case may payments of management fees pursuant to the Management Agreement exceed in the aggregate $895,000 during any Fiscal Quarter; and (ii) reimburse expenses of Castle Harlan, Inc. and its affiliates in accordance with the Management Agreement, so long as the aggregate amount of reimbursement payments in any Fiscal Year does not exceed $400,000;"

     (l) AMENDMENT TO ARTICLE XI - ADDENDUM OF SECTION 11.15 - CASH MANAGEMENT.

          Article XI of the Credit Agreement is hereby amended by addendum of
Section 11.15 as follows:

          "SECTION 11.15 CASH MANAGEMENT. At any time accumulate or hold in excess of $7,000,000 in unrestricted cash and cash equivalents for any period of fifteen (15) consecutive Business Days unless the Borrower shall repay the Revolving Credit Facility by such amount in excess of $7,000,000 on or before 1:00 p.m. the next Business Day after such 15-Business Day period (without thereby permanently reducing the Revolving Credit Commitment).

     (m) AMENDMENT TO SCHEDULE 11.2. EXISTING LIENS.

          Schedule 11.2 to the Credit Agreement is hereby amended by incorporating and adding the following immediately after the listing in Schedule
11.2 of precautionary financing statements filed against leased property of the
Borrower: "See also all capital leases of the Borrower and Marie Callender Pie Shops, Inc. listed under SCHEDULE 7.1(t). All such liens are subject to the representations and warranties the Borrower made under SECTION 7.1(S)." The Required Lenders waive any default caused by failure to so cross-reference such portion of SCHEDULE 7.1(t).

     (n) AMENDMENT TO SECTION 12.1 - ADDENDUM OF SUBSECTION 12.1(n) - SPONSOR AGREEMENT.

          Section 12.1 of the Credit Agreement is hereby amended by addendum of subsection 12.1(n) as follows:

          "(n) SPONSOR AGREEMENT. Castle Harlan Partners III, L.P. and Castle Harlan Partners IV, L.P. (collectively, the "Sponsor") shall fail at any time to comply with their obligations under the Guarantees delivered pursuant to Section 3 of the Waiver No. 2 and Amendment No. 1 dated as of March 14, 2008 to this Credit Agreement and such default shall continue for a period of thirty (30) days thereafter."

SECTION 3  SPONSOR AGREEMENT.

          Castle Harlan Partners III, L.P. and Castle Harlan Partners IV, L.P. (collectively, the "Sponsor") shall on the Effective Date, execute and deliver to the Administrative Agent for the benefit of the Lenders the Sponsor Guarantees in the form of Exhibit A. The Guarantees will provide for a payment to the Administrative Agent in immediately available Dollars (and the Administrative Agent shall use such funds to make such repayments of the Revolving Credit Facility (without thereby permanently reducing the Revolving Credit Commitment)) equal to (i) at any time that unused Commitments under the Revolving Credit Facility are less than $6,000,000 for three consecutive Business Days in any seven-day period or any three Business Days in any ten-day period, the amount by which $6,000,000 exceeds the lowest such amount of unused Commitments during such seven-day or ten-day period (without regard to whether the unused Commitments exceed $6,000,000 at any time during such period or thereafter) or (ii) all outstanding Revolving Loans (without a permanent commitment reduction) upon the occurrence of any Event of Default; PROVIDED that the aggregate cumulative amount that the Sponsor shall be obligated to pay under the Guarantees shall in no case exceed in the aggregate $4,000,000. The parties agree, for the avoidance of doubt, that no Restricted Payments shall be made with the proceeds of any payments made pursuant to this Section and no Restricted Payments shall be permitted or increased by the amount of such payments.

SECTION 4  CONDITIONS TO EFFECTIVENESS.

          This Waiver and Amendment shall become effective when, and only when, and as of the date (the "EFFECTIVE DATE") on which (a) the Administrative Agent shall have received counterparts of this Waiver and Amendment executed by the Borrower and the Required Lenders, (b) the Administrative Agent shall have received the Sponsor Guarantees executed by the Sponsor, (c) the Borrower shall have paid in cash to each Lender executing and delivering to the Administrative Agent a signature page on or prior to 12:00 noon on March 14, 2008 a fee of 0.25% of the outstanding Loans and Commitments of such Lender and (d) the Borrower shall have paid the fees and expenses set forth in Section 7 below. The effectiveness of this Waiver and Amendment (other than Sections 7, 8 and 9 hereof) is conditioned upon the accuracy of the representations and warranties and confirmations set forth in Section 5 hereof.

SECTION 5  REPRESENTATIONS AND WARRANTIES; CONFIRMATIONS.

          (a) REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that (x) the representations and warranties contained in Article VII of the Credit Agreement that are subject to materiality or Material Adverse Effect qualifications shall be true, correct and complete, and the representations and warranties that are not subject to materiality or Material Adverse Effect qualifications shall be true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true, correct and complete in such respects as of such earlier date, (y) no Default or Event of Default shall have occurred and be continuing under the Credit Agreement other than any such Default or Event of Default that is the subject of this Waiver and Amendment and (z) the Borrower (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted, (iii) is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization except in jurisdictions where the failure to be so qualified or in good standing could not reasonably be expected to result in a Material Adverse Effect and (iv) has full power and authority and the legal right to make, deliver and perform this Waiver and Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Waiver and Amendment.

          In order to induce the Lenders to enter into this Amendment, the Sponsor represents and warrants to each of the Lenders and the Administrative Agent, solely with respect to Section 3 hereof, that the Sponsor (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted, (iii) is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization except in jurisdictions where the failure to be so qualified or in good standing could not reasonably be expected to result in a Material Adverse Effect and (iv) has full power and authority and the legal right to make, deliver and perform this Waiver and Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Waiver and Amendment.

         (b) CONFIRMATION OF SECURITY. In order to induce the Lenders to enter into this Waiver and Amendment, each Credit Party hereby acknowledges, confirms and agrees that (A) notwithstanding the execution and delivery of this Waiver and Amendment, the Security Documents (i) remain in full force and effect and have not been terminated, discharged or released, (ii) constitute legal, valid and binding obligations of each Credit Party signatory thereto, enforceable against such Credit Party in accordance with their terms and (iii) constitute valid, enforceable and perfected liens on and security interests in the Collateral encumbered thereby in favor of the Administrative Agent for the benefit of the Secured Parties securing the Obligations (subject only to Liens permitted by the applicable Security Document); and (B) no amendment, supplement or modification and no additional recording, filing or registration of any document or notice thereof, financing statement or other instrument in respect of the Security Documents is necessary in order to preserve, protect or maintain the validity, priority or perfected status of the liens and security interests granted to the Administrative Agent for the benefit of the Secured Parties securing the Obligations.

         (c) CONFIRMATION OF MORTGAGE PROVISIONS. Each Loan Party signatory thereto hereby acknowledges, agrees and confirms that notwithstanding any provision to the contrary in any Mortgage:

          (i) the proceeds of any sale made under or by virtue of Article VIII of any Mortgage, together with any other sums which then may be held by the Administrative Agent under such Mortgage, whether under the provisions of
Article VIII of the Mortgage or otherwise, shall be applied in accordance with the provisions of Section 12.4 of the Credit Agreement; and

          (ii) any and all amounts expended by the Administrative Agent in accordance with the provisions of Section 11.4 of any Mortgage shall be paid by the Borrower or applicable Subsidiary in accordance with the provisions of
Section 14.3 of the Credit Agreement.

SECTION 6  EFFECT ON THE CREDIT AGREEMENT.

          Except as expressly waived herein, the Credit Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Waiver and Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute an amendment or waiver of any provision of the Credit Agreement. Each guarantor ratifies and confirms its Guaranty as being in full force and effect after giving effect to the Waiver and Amendment herein set forth.

SECTION 7  COSTS, EXPENSES AND TAXES.

          Borrower agrees to pay or reimburse the Administrative Agent the fees set forth in the Engagement Letter dated March 3, 2008 between the Borrower and the Administrative Agent and for all its reasonable and documented out-of-pocket costs and expenses (including, without limitation, the reasonable fees and disbursements of Cahill Gordon & Reindel LLP) incurred in connection with the development, preparation, negotiation, printing and execution of this Waiver and Amendment and the consummation and administration of the transactions contemplated hereby.

SECTION 8  EXECUTION IN COUNTERPARTS.

          This Waiver and Amendment may be executed by one or more of the parties to this Waiver and Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Waiver and Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 9  GOVERNING LAW.

          This Waiver and Amendment and the rights and obligations of the parties under this Waiver and Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without giving effect to the conflict of laws principles thereof which would require the application of laws of another state.

SECTION 10  SPECIFIC PERFORMANCE.

          The Sponsor's obligations under the Sponsor Agreement set forth in
Section 3 hereof are unique and irreparable damage would occur in the event that any of the provisions of the Sponsor Agreement were not performed in accordance with their specific intent or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions, without bond, to prevent or cure the Sponsor's breaches of the provisions of the Sponsor Agreement and to enforce specifically the terms and provisions thereof, this being in addition to any other remedy to which they may be entitled by at law or in equity, and the Sponsor expressly waives any defense that a remedy in damages for its breach of the Sponsor Agreement would be adequate. This paragraph shall be in addition to and not in limitation of any and all other rights in the event of such a breach.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver No. 2 and Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                                 PERKINS & MARIE CALLENDER'S INC., as
                                   Borrower



                                 By:  /S/ JAMES W. STRYKER
                                      -----------------------------------------
                                      Name:   JAMES W. STRKYER
                                      Title:  EXECUTIVE VICE PRESIDENT AND CHIEF
                                              FINANCIAL OFFICER


                                 PERKINS & MARIE CALLENDER'S HOLDING
                                     INC., as Holdings


                                 By:  /S/ JAMES W. STRYKER
                                      -----------------------------------------
                                      Name:   JAMES W. STRKYER
                                      Title:  EXECUTIVE VICE PRESIDENT AND CHIEF
                                              FINANCIAL OFFICER


                                 PERKINS FINANCE CORP., as Guarantor


                                 By:  /S/ JAMES W. STRYKER
                                      -----------------------------------------
                                      Name:   JAMES W. STRKYER
                                      Title:  EXECUTIVE VICE PRESIDENT AND CHIEF
                                              FINANCIAL OFFICER

                                 PERKINS & MARIE CALLENDER'S REALTY
                                    LLC, as Guarantor



                                 By:  /S/ JAMES W. STRYKER
                                      -----------------------------------------
                                      Name:   JAMES W. STRKYER
                                      Title:  EXECUTIVE VICE PRESIDENT AND CHIEF
                                              FINANCIAL OFFICER



                                 WILSHIRE RESTAURANT GROUP LLC, as
                                    Guarantor



                                 By:  /S/ JAMES W. STRYKER
                                      -----------------------------------------
                                      Name:   JAMES W. STRKYER
                                      Title:  EXECUTIVE VICE PRESIDENT AND CHIEF
                                              FINANCIAL OFFICER



                                 MARIE CALLENDER PIE SHOPS, INC., as
                                    Guarantor



                                 By:  /S/ JAMES W. STRYKER
                                      -----------------------------------------
                                      Name:   JAMES W. STRKYER
                                      Title:  EXECUTIVE VICE PRESIDENT AND CHIEF
                                              FINANCIAL OFFICER



                                 MARIE CALLENDER WHOLESALERS, INC., as
                                     Guarantor

                                  By:  /S/ JAMES W. STRYKER
                                      -----------------------------------------
                                      Name:   JAMES W. STRKYER
                                      Title:  EXECUTIVE VICE PRESIDENT AND CHIEF
                                              FINANCIAL OFFICER



                                 MACAL INVESTORS, INC., as Guarantor



                                  By:  /S/ JAMES W. STRYKER
                                      -----------------------------------------
                                      Name:   JAMES W. STRKYER
                                      Title:  EXECUTIVE VICE PRESIDENT AND CHIEF
                                              FINANCIAL OFFICER



                                 MCID, INC., as Guarantor



                                  By:  /S/ JAMES W. STRYKER
                                      -----------------------------------------
                                      Name:   JAMES W. STRKYER
                                      Title:  EXECUTIVE VICE PRESIDENT AND CHIEF
                                              FINANCIAL OFFICER



                                 WILSHIRE BEVERAGE, INC., as Guarantor



                                  By:  /S/ JAMES W. STRYKER
                                      -----------------------------------------
                                      Name:   JAMES W. STRKYER
                                      Title:  EXECUTIVE VICE PRESIDENT AND CHIEF
                                              FINANCIAL OFFICER



                                 FIV CORP., as Guarantor

                                  By:  /S/ JAMES W. STRYKER
                                      -----------------------------------------
                                      Name:   JAMES W. STRKYER
                                      Title:  EXECUTIVE VICE PRESIDENT AND CHIEF
                                              FINANCIAL OFFICER

         Solely with respect to Sections 3 and 10 above, as of the day and year first above written.

                                      CASTLE HARLAN PARTNERS III, L.P.,
                                 By:  CASTLE HARLAN, INC., as Investment Manager



                                      By:    /S/ DAVID B. PITTAWAY
                                      -------------------------------------
                                      Name:   DAVID B. PITTAWAY
                                      Title:  SECRETARY


                                      CASTLE HARLAN PARTNERS IV, L.P.,
                                 By:  CASTLE HARLAN, INC., as Investment Manager



                                      By:    /S/ DAVID B. PITTAWAY
                                      -------------------------------------
                                      Name:   DAVID B. PITTAWAY
                                      Title:  SECRETARY

                                 ADMINISTRATIVE AGENT AND LENDERS:


                                 WACHOVIA BANK, NATIONAL
                                   ASSOCIATION, as Administrative Agent,
                                   Swingline Lender, Issuing Lender and a Lender


                                      By:    /S/ ANTHONY D. BRAXTON
                                      -------------------------------------
                                      Name:   ANTHONY D. BRAXTON
                                      Title:  DIRECTOR